UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5373

Name of Fund: MuniHoldings California Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings
        California Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/04

Date of reporting period: 07/01/03 - 12/31/03

Item 1 - Report to Shareholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                MuniHoldings California
                                Insured Fund, Inc.

Semi-Annual Report
December 31, 2003

[LOGO] Merrill Lynch Investment Managers

MuniHoldings California Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of December 31, 2003, the percentage of the Fund's net assets in inverse floaters was 4.52%.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


2       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003

A Letter From the President

Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with unrelenting economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed. However, amid the good economic news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

Throughout 2003, the Federal Reserve Board remained focused on averting deflation and ensuring a sustained economic recovery. This translated into an uninterrupted easing monetary policy and the lowest interest rates in decades. The Federal Funds rate, which opened the year at 1.25%, ended it at 1% -- the lowest level since 1958.

Municipal bond yields rose and fell during the year in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of December, long-term municipal revenue bond yields -- which move opposite of price levels -- were slightly lower than they were one year earlier, at 5.04% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued more than $380 billion in new long-term tax-exempt bonds during 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

In closing, I wish to share one final note regarding the look of our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets can be confusing. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the New Year and beyond.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003      3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its Lipper category average for the period while we maintained a focus on enhancing credit quality and sought to protect the Fund from net asset value volatility.

Describe the market environment relative to municipal bonds during the period.

A stronger U.S. economy led to higher yields for both municipal securities and long-term U.S. Treasury bonds during the past six months. Municipal bonds generally outperformed their taxable counterparts during the period, and continue to offer attractive investment potential for the months ahead.

During the third quarter of 2003, the economy grew 8.2%, the fastest quarterly growth in nearly 20 years and well above the 1.4% rate registered in the first quarter of 2003. The positive financial environment helped generate rising stock prices, with the Standard & Poor's 500 Index appreciating 15.14% during the past six months. The stock market's expansion put additional upward pressure on long-term interest rates. Accordingly, the yields on long-term U.S. Treasury issues -- at 5.07% as of December 31, 2003 -- were approximately 50 basis points (.50%) higher than they were six months earlier.

Like taxable bonds, tax-exempt bond yields generally rose over the six months as well. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose seven basis points during the past six months. Thirty-year bonds with a credit rating of Aaa -- the highest rating possible -- saw a yield increase of almost 20 basis points, according to Municipal Market Data. With tax-exempt money market rates at or below 1%, and low nominal municipal bond yields in general, many investors moved increasingly further out on the municipal yield curve to generate the desired level of tax-exempt income. This maturity extension helped support the strong demand for and performance of tax-exempt products in recent months.

An improvement in supply/demand dynamics also contributed to the municipal bond market's favorable performance and relative outperformance of the U.S. Treasury market in the past six months. As the period progressed and bond yields rose, the pace of new municipal bond issuance declined. For 2003 as a whole, for example, municipal issuance was 6.8% greater than in 2002. However, during the second half of 2003, municipal issuance was actually 5.5% below that of the same six months in 2002. The declining trend was especially pronounced during the final quarter of 2003, which saw $95 billion in new issuance, a 10% decrease compared to the fourth quarter of 2002. This decline in supply has helped strengthen the municipal market's positive technical position and enhanced recent performance.

Describe conditions in the state of California during the period.

As the period began, California was facing political and economic uncertainty. A gubernatorial recall election was triggered by concerns about the state's $38 billion budget deficit, which led S&P to downgrade California's credit rating to BBB, making the state the lowest-rated in the nation. Conditions improved somewhat as the state passed a new budget and voters elected Arnold Schwarzenegger to the governorship. The budget, however, included a significant amount of new general obligation debt -- backed by the state's precarious revenues -- as well as new "fiscal recovery" bonds to reduce the deficit.

Toward the end of 2003, credit-rating agencies Fitch and Moody's followed S&P's lead and downgraded California's credit rating. The downgrade was prompted by Governor Schwarzenegger's repeal of the unpopular vehicle licensing fee, which reduced the state's revenues, and a lack of consensus on how California's budget crisis would be resolved. There also was lingering uncertainty about the state's deficit-financing plans, as it faces $14 billion in debt repayments due in June 2004. In March, Californians will decide whether to approve a $15 billion bond issue backed by sales tax and general state revenues. Whether this measure succeeds is likely to have a significant impact on how the California municipal bond market continues to perform.

There was some good economic news for California during the past six months, including modest appreciation in home prices and slightly positive growth in employment.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2003, the Common Stock of MuniHoldings California Insured Fund, Inc. had net annualized yields of 5.91% and 6.29%, based on a period-end per share net asset value of $15.51 and a per share market price of $14.57, respectively, and $.462 per share income dividends. Over the same period, the total


4       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003
investment return on the Fund's Common Stock was +3.15%, based on a change in per share net asset value from $15.53 to $15.51, and assuming reinvestment of $.462 per share ordinary income dividends.

The Fund's total return, based on net asset value, for the period exceeded that of its comparable Lipper category of California Insured Municipal Debt Funds, which had an average return of +1.81% for the six months ended December 31, 2003. (Funds in this Lipper category invest primarily in securities that are exempt from taxation in California, and are insured as to timely payment.) These results were achieved even while maintaining a higher credit quality than many of our peers and a defensive market posture.

For the six months ended December 31, 2003, the Fund's Auction Market Preferred Stock had average yields as follows: Series A, .71%; Series B, .85%; Series C, ..83%; Series D, .79%; and Series E, .77%.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Throughout the period, we focused on tempering net asset value volatility by managing the Fund defensively. To this end, we looked to limit the Fund's duration, or its sensitivity to changes in interest rates. With short-term interest rates at historically low levels, we felt it made sense to position the portfolio for an eventual interest rate increase. Another defensive action was our use of interest rate swaps to cushion the Fund from the negative effects that an interest rate increase would have on bond prices.

When initiating new positions, we focused predominantly on shorter-maturity bonds. This approach supported our defensive stance, yet enabled us to generate higher degrees of coupon income above the low yields provided by cash reserves.

During the period, the Fund's borrowing costs generally remained in the .75% - 1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an imminent increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount was 38.21% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the portfolio's position at the close of the period?

We maintained the Fund's defensive positioning, keeping duration well below the benchmark for closed-end insured California leveraged funds. At period-end, 86.3% of the portfolio was invested in AAA-rated assets, with a 3% cash position. We believe the return generated by the portfolio's current asset mix is sufficient to provide our shareholders with a competitive yield. Having said that, we intend to take advantage of the Fund's allowable uninsured basket by working with our Municipal Research Group to uncover appropriate higher-yielding investment opportunities.

Walter C. O'Connor
Vice President and Portfolio Manager

January 12, 2004


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003      5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                      S&P      Moody's  Face
                      Ratings  Ratings  Amount   Municipal Bonds                                                         Value
===============================================================================================================================
California--154.9%
-------------------------------------------------------------------------------------------------------------------------------
                      AAA      Aaa     $ 1,000   ABAG Finance Authority for Nonprofit Corporations, California,
                                                 COP (Children's Hospital Medical Center), 6% due 12/01/2029 (a)        $ 1,148
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       3,345   ABC California Unified School District, GO, Series A, 5.625%
                                                 due 8/01/2020 (f)(k)                                                     3,792
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       4,000   Acalanes, California, Unified High School District, GO, 5.80%
                                                 due 8/01/2007 (f)(i)                                                     4,574
                      ---------------------------------------------------------------------------------------------------------
                      NR*      Aaa       9,065   Alameda County, California, COP, RIB, Series 410, 10.438%
                                                 due 9/01/2021 (b)(g)                                                    11,399
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       4,535   Bakersfield, California, COP, Refunding (Convention Center
                                                 Expansion Project), 5.875% due 4/01/2022 (g)                             5,090
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       3,885   Berkeley, California, GO, Series C, 5.375% due 9/01/2029 (c)             4,159
                      ---------------------------------------------------------------------------------------------------------
                                                 Berkeley, California, Unified School District, GO, Series I (f):
                      AAA      Aaa       1,000       5.75% due 8/01/2019                                                  1,140
                      AAA      Aaa       1,000       5.75% due 8/01/2020                                                  1,140
                      AAA      Aaa       4,520       5.875% due 8/01/2024                                                 5,125
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       4,180   Brea, California, Redevelopment Agency, Tax Allocation Refunding
                                                 Bonds, Series A, 5% due 8/01/2023 (a)                                    4,321
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,925   Cajon Valley, California, Union School District, GO, Series B,
                                                 5.50% due 8/01/2027 (g)                                                  3,173
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,180   California Community College Financing Authority, Lease Revenue
                                                 Bonds (Grossmont-Palomar-Shasta), Series A, 5.625%
                                                 due 4/01/2026 (g)                                                        2,402
                      ---------------------------------------------------------------------------------------------------------
                                                 California Educational Facilities Authority, Revenue Refunding
                                                 Bonds (Occidental College) (g):
                      AAA      Aaa       5,815       5.625% due 10/01/2017                                                6,580
                      AAA      Aaa       5,000       5.70% due 10/01/2027                                                 5,567
                      ---------------------------------------------------------------------------------------------------------
                                                 California HFA, Home Mortgage Revenue Bonds:
                      AA-      Aa2       5,000       Series D, 5.85% due 8/01/2017                                        5,339
                      A-1+     VMIG1+   10,980       VRDN, AMT, Series B, 1.26% due 8/01/2033 (f)(h)                     10,980
                      A-1+     VMIG1+    1,500       VRDN, AMT, Series N, 1.23% due 8/01/2021 (f)(h)                      1,500
                      A-1+     VMIG1+   10,000       VRDN, AMT, Series R, 1.23% due 8/01/2023 (a)(h)                     10,000
                      A-1      VMIG1+    8,900       VRDN, Series F, 1.23% due 2/01/2033 (a)(f)(h)                        8,900
                      ---------------------------------------------------------------------------------------------------------
                      NR*      Aaa          80   California HFA, Revenue Bonds, RIB, AMT, Series 412, 11.02%
                                                 due 8/01/2029 (a)(b)                                                        81
                      ---------------------------------------------------------------------------------------------------------
                                                 California HFA, S/F Mortgage Revenue Bonds, AMT, Class II (g):
                      AAA      Aaa       1,410       Series A-1, 6% due 8/01/2020                                         1,483
                      AAA      Aaa       2,230       Series C-2, 5.625% due 8/01/2020 (d)                                 2,334
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       9,250   California Health Facilities Finance Authority Revenue Bonds
                                                 (Kaiser Permanente), Series A, 5.50% due 6/01/2022 (f)                  10,143
                      ---------------------------------------------------------------------------------------------------------
                                                 California Health Facilities Finance Authority, Revenue
                                                 Refunding Bonds:
                      AAA      Aaa       2,500       (Catholic Healthcare West), Series A, 6% due 7/01/2025 (g)           2,772
                      AAA      Aaa       4,500       (Children's Hospital), 5.375% due 7/01/2020 (g)                      4,846
                      AAA      Aaa       3,000       (Cottage Health System), Series B, 5% due 11/01/2033 (g)             3,053
                      AAA      Aaa       3,950       (De Las Companas), Series A, 5.75% due 7/01/2015 (a)                 4,253

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
M/F        Multi-Family
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes


6       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
                      Ratings  Ratings  Amount   Municipal Bonds                                                         Value
===============================================================================================================================
California (continued)
-------------------------------------------------------------------------------------------------------------------------------
                      AAA      Aaa     $ 1,900   California Infrastructure and Economic Development Bank Revenue
                                                 Bonds (Los Angeles County Department of Public Social Services),
                                                 5.75% due 9/01/2023 (a)                                                $ 2,128
                      ---------------------------------------------------------------------------------------------------------
                      BBB+     Baa2     28,355   California Pollution Control Financing Authority, Solid Waste
                                                 Disposal Revenue Refunding Bonds (Republic Services Inc. Project),
                                                 AMT, Series C, 5.25% due 6/01/2023                                      29,347
                      ---------------------------------------------------------------------------------------------------------
                      A        Aa2       5,000   California State Department of Veteran Affairs, Home Purpose
                                                 Revenue Refunding Bonds, Series C, 6.15% due 12/01/2027                  5,129
                      ---------------------------------------------------------------------------------------------------------
                      BBB+     A3        6,000   California State, Department of Water Resources, Power Supply
                                                 Revenue Bonds, Series A, 5.75% due 5/01/2017                             6,623
                      ---------------------------------------------------------------------------------------------------------
                      AA       Aa3       6,400   California State Department of Water Resources Revenue Bonds
                                                 (Central Valley Project), 5.25% due 7/01/2022                            6,418
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       4,890   California State Department of Water Resources, Water System
                                                 Revenue Refunding Bonds (Central Valley Project), Series Q, 5.375%
                                                 due 12/01/2027 (g)                                                       5,234
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,000   California State, GO, 5.50% due 6/01/2025 (c)                            2,121
                      ---------------------------------------------------------------------------------------------------------
                                                 California State, GO, Refunding:
                      BBB      Baa1      3,175       5.75% due 12/01/2029                                                 3,302
                      NR*      NR*       7,000       RIB, AMT, Series 777X, 9.19% due 12/01/2021 (b)(g)                   7,346
                      AAA      Aaa       4,130       Veterans, AMT, Series B, 5.45% due 12/01/2017 (g)                    4,240
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa      20,000   California State Public Works Board, Lease Revenue Bonds (Various
                                                 University of California Projects), Series C, 5.125%
                                                 due 9/01/2022 (a)                                                       21,073
                      ---------------------------------------------------------------------------------------------------------
                                                 California State Public Works Board, Lease Revenue Refunding Bonds:
                      AAA      Aaa       5,025       (California State University), Series A, 5.50%
                                                     due 10/01/2014 (g)                                                   5,594
                      AAA      Aaa       8,750       (Department of Corrections), Series B, 5.625%
                                                     due 11/01/2019 (g)                                                   9,719
                      AAA      Aaa       2,625       (Various Community College Projects), Series B, 5.625%
                                                     due 3/01/2019 (a)                                                    2,865
                      ---------------------------------------------------------------------------------------------------------
                      BBB      Baa1      7,050   California State, Various Purpose, GO, 5.50% due 11/01/2033              7,243
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       5,000   California Statewide Communities Development Authority, COP
                                                 (Sutter Health Obligation Group), 6% due 8/15/2025 (g)                   5,433
                      ---------------------------------------------------------------------------------------------------------
                      AAA      NR*       9,500   California Statewide Communities Development Authority, COP,
                                                 Refunding (Huntington Memorial Hospital), 5.80% due 7/01/2026 (a)(e)    10,485
                      ---------------------------------------------------------------------------------------------------------
                      A-       A3        4,915   California Statewide Communities Development Authority, Health
                                                 Facility Revenue Bonds (Memorial Health Services), Series A, 6%
                                                 due 10/01/2023                                                           5,238
                      ---------------------------------------------------------------------------------------------------------
                      AAA      NR*       1,090   California Statewide Communities Development Authority Revenue
                                                 Bonds (Los Angeles Orthopaedic Hospital Foundation), 5.50%
                                                 due 6/01/2019 (a)                                                        1,194
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       1,640   Campbell, California, Unified High School District, GO, 5.70%
                                                 due 8/01/2025 (f)                                                        1,821
                      ---------------------------------------------------------------------------------------------------------
                                                 Capistrano, California, Unified Public Financing Authority, Special
                                                 Tax Revenue Refunding Bonds, First Lien, Series A (a):
                      AAA      Aaa      16,770       5.70% due 9/01/2016                                                 18,618
                      AAA      Aaa      10,640       5.70% due 9/01/2020                                                 11,807
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       8,705   Castaic Lake, California, Water Agency Revenue Bonds, COP (Water
                                                 System Improvement Project), 5.50% due 8/01/2023 (a)                     9,531
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       6,810   Chaffey, California, Unified High School District, GO, Series B,
                                                 5.375% due 8/01/2022 (c)                                                 7,428
                      ---------------------------------------------------------------------------------------------------------
                                                 Chino, California, Unified School District, COP, Refunding (f):
                      AAA      Aaa       1,695       6.125% due 9/01/2005 (i)                                             1,862
                      AAA      Aaa       5,300       6.125% due 9/01/2026                                                 5,790


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003      7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
                      Ratings  Ratings  Amount   Municipal Bonds                                                         Value
===============================================================================================================================
California (continued)
-------------------------------------------------------------------------------------------------------------------------------
                      AAA      Aaa     $ 2,500   Colton, California, Joint Unified School District, GO, Series A,
                                                 5.375% due 8/01/2026 (c)                                              $  2,702
                      ---------------------------------------------------------------------------------------------------------
                                                 Commerce, California, Joint Powers Financing Authority Revenue
                                                 Bonds (Redevelopment Projects) (j):
                      AA       NR*       5,425       Series A, 5% due 8/01/2028                                           5,451
                      AA       NR*       1,875       Series A, 5% due 8/01/2035                                           1,879
                      AA       NR*       2,915       Series C, 5% due 8/01/2028                                           2,929
                      ---------------------------------------------------------------------------------------------------------
                                                 Contra Costa, California, Water District, Water Revenue Bonds,
                                                 Series G (g):
                      AAA      Aaa       4,600       5.75% due 10/01/2004 (i)                                             4,853
                      AAA      Aaa       5,000       5% due 10/01/2024                                                    5,061
                      ---------------------------------------------------------------------------------------------------------
                                                 Contra Costa County, California, COP, Refunding:
                      AAA      Aaa       4,570       (Capital Projects Program), 5.25% due 2/01/2021 (a)                  4,913
                      AAA      Aaa       6,000       DRIVERS, Series 154, 9.251% due 11/01/2017 (b)(g)                    7,176
                      AAA      Aaa       2,000       (Merrithew Memorial Hospital Project), 5.50% due 11/01/2022 (g)      2,170
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,395   Covina-Valley, California, Unified School District, GO, Refunding,
                                                 Series A, 5.50% due 8/01/2026 (f)                                        2,593
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       3,750   Culver City, California, Redevelopment Finance Authority, Revenue
                                                 Refunding Bonds, Tax Allocation, Series A, 5.60% due 11/01/2025 (f)      4,111
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       1,870   Davis, California, Joint Unified School District, Community
                                                 Facilities District, Special Tax Refunding Bonds, Number 1, 5.50%
                                                 due 8/15/2021 (g)                                                        2,040
                      ---------------------------------------------------------------------------------------------------------
                      AA       NR*       1,750   East Palo Alto, California, Redevelopment Agency, Tax Allocation
                                                 Refunding Bonds, Series A, 5% due 10/01/2032 (j)                         1,737
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       5,655   East Side Union High School District, California, Santa Clara
                                                 County, GO, Series E, 5% due 9/01/2023 (c)(k)                            5,970
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       7,000   El Dorado County, California, Public Agency Financing Authority,
                                                 Revenue Refunding Bonds, 5.50% due 2/15/2021 (c)(k)                      7,605
                      ---------------------------------------------------------------------------------------------------------
                                                 Escondido, California, COP, Refunding:
                      AAA      Aaa       1,000       Series A, 5.75% due 9/01/2024 (c)                                    1,118
                      AAA      Aaa       5,000       (Wastewater Project), 5.70% due 9/01/2026 (a)                        5,544
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       5,000   Fontana, California, Redevelopment Agency Tax Allocation Refunding
                                                 Bonds (Southwest Industrial Park Project), 5% due 9/01/2022 (g)          5,236
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       4,455   Fresno, California, Airport Revenue Bonds, AMT, Series B, 5.50%
                                                 due 7/01/2020 (f)                                                        4,758
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       4,040   Garden Grove, California, COP (Financing Project), Series A, 5.50%
                                                 due 3/01/2026 (a)                                                        4,371
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       5,200   Glendale, California, Unified School District, GO, Series B, 5.125%
                                                 due 9/01/2023 (f)                                                        5,384
                      ---------------------------------------------------------------------------------------------------------
                      BBB      Baa2      2,500   Golden State Tobacco Securitization Corporation of California,
                                                 Tobacco Settlement Revenue Bonds, Series A-2, 7.90% due 6/01/2042        2,690
                      ---------------------------------------------------------------------------------------------------------
                                                 Hacienda La Puente, California, Unified School District, GO,
                                                 Series A (g):
                      AAA      Aaa       1,700       5.50% due 8/01/2020                                                  1,893
                      AAA      Aaa       1,500       5.25% due 8/01/2025                                                  1,580
                      ---------------------------------------------------------------------------------------------------------
                      AAA      NR*       4,565   Hemet, California, Unified School District, GO, Series A, 5.375%
                                                 due 8/01/2026 (g)                                                        4,878
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       9,205   Industry, California, Urban Development Agency, Tax Allocation
                                                 Refunding Bonds (Civic Recreation Industrial), Series 1, 5.50%
                                                 due 5/01/2020 (g)                                                       10,182
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       1,700   Inglewood, California, Unified School District, GO, Series A,
                                                 5.60% due 10/01/2024 (c)                                                 1,871
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,300   Irvine, California, Unified School District, Special Tax
                                                 (Community Facilities District Number 86-1), 5.375%
                                                 due 11/01/2020 (a)                                                       2,521
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       4,665   Irvine, California, Unified School District, Special Tax
                                                 Refunding Bonds (Community Facilities District Number 86-1), 5.80%
                                                 due 11/01/2020 (a)                                                       5,340
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       7,500   La Quinta, California, Redevelopment Agency, Housing Tax
                                                 Allocation Bonds (Redevelopment Project Areas Number 1 & 2), 6%
                                                 due 9/01/2025 (g)                                                        8,175


8       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
                      Ratings  Ratings  Amount   Municipal Bonds                                                         Value
===============================================================================================================================
California (continued)
-------------------------------------------------------------------------------------------------------------------------------
                      AAA      Aaa     $ 4,000   Long Beach, California, Bond Finance Authority, Lease Revenue
                                                 Bonds (Rainbow Harbor Refinancing Project), Series A, 5.25%
                                                 due 5/01/2024 (a)                                                      $ 4,232
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       3,740   Long Beach, California, Harbor Revenue Bonds, AMT, 5.375%
                                                 due 5/15/2020 (g)                                                        3,947
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa      10,650   Los Altos, California, School District GO, Series A, 5%
                                                 due 8/01/2023 (f)                                                       10,845
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa      12,265   Los Angeles, California, Community College District, GO,
                                                 Series A, 5.50% due 8/01/2020 (g)                                       13,611
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       7,500   Los Angeles, California, Convention and Exhibition Center
                                                 Authority, Lease Revenue Refunding Bonds, Series A, 2%
                                                 due 8/15/2006 (a)                                                        7,587
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa      11,730   Los Angeles, California, Department of Water and Power, Electric
                                                 Plant Revenue Bonds, 5.50% due 6/15/2004 (f)(i)                         12,085
                      ---------------------------------------------------------------------------------------------------------
                                                 Los Angeles, California, Department of Water and Power, Electric
                                                 Plant Revenue Refunding Bonds:
                      AA-      Aa3         490       5.875% due 2/15/2005 (i)                                               521
                      NR*      Aa3       1,030       RIB, Series 370, 10.49% due 2/15/2024 (b)                            1,162
                      ---------------------------------------------------------------------------------------------------------
                      AA       Aa2       2,000   Los Angeles, California, Harbor Department Revenue Bonds, AMT,
                                                 Series B, 5.375% due 11/01/2023                                          2,099
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       3,115   Los Angeles, California, M/F Housing Revenue Refunding Bonds,
                                                 Senior Series G, 5.65% due 1/01/2014 (f)                                 3,200
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       7,825   Los Angeles County, California, Metropolitan Transportation
                                                 Authority, Sales Tax Revenue Bonds (Proposition C), Second
                                                 Series A, 5% due 7/01/2025 (a)(i)                                        8,260
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       3,750   Los Angeles County, California, Metropolitan Transportation
                                                 Authority, Sales Tax Revenue Refunding Bonds, Proposition C,
                                                 Second Senior Series A, 5.25% due 7/01/2005 (c)(i)                       3,932
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       8,385   Los Angeles County, California, Public Works Financing Authority,
                                                 Revenue Refunding Bonds (Flood Control District), Series A, 3%
                                                 due 3/01/2007 (g)                                                        8,703
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       5,000   Menlo Park, California, Community Development Agency, Tax
                                                 Allocation (Las Pulgas Community Development Project), 5.50%
                                                 due 6/01/2025 (a)                                                        5,416
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       3,465   Milpitas, California, Redevelopment Agency Tax Allocation
                                                 Refunding Bonds (Redevelopment Project Area Number 1), 2.75%
                                                 due 9/01/2006 (g)                                                        3,570
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       3,500   Mojave, California, Water Agency, GO, Refunding (Improvement
                                                 District--Morongo Basin), 5.80% due 9/01/2022 (c)                        3,897
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,000   Montebello, California, Community Redevelopment Agency, Housing
                                                 Tax Allocation Bonds, Series A, 5.45% due 9/01/2019 (f)                  2,214
                      ---------------------------------------------------------------------------------------------------------
                      AAA      NR*       2,315   Morgan Hill, California, Unified School District, GO, 5.75%
                                                 due 8/01/2019 (c)                                                        2,653
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       3,730   Mount San Antonio, California, Community College District, GO,
                                                 Series A, 5.375% due 5/01/2022 (c)                                       4,056
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa      16,000   Norco, California, Redevelopment Agency, Tax Allocation Bonds,
                                                 Refunding (Norco Redevelopment Project--Area Number 1), 5.75%
                                                 due 3/01/2026 (g)                                                       17,516
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,140   North City West, California, School Facilities Financing
                                                 Authority, Special Tax Refunding Bonds, Series B, 6%
                                                 due 9/01/2019 (f)                                                        2,396
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       3,275   Northern California Power Agency, Public Power Revenue Refunding
                                                 Bonds (Hydroelectric Project Number One), Series A, 5.125%
                                                 due 7/01/2023 (g)                                                        3,396
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       9,995   Oakland, California, Alameda County Unified School District, GO,
                                                 Refunding, Series C, 5.50% due 8/01/2019 (c)                            10,657
                      ---------------------------------------------------------------------------------------------------------
                                                 Oakland, California, Alameda County Unified School District, GO,
                                                 Series F (g):
                      AAA      Aaa       5,245       5.625% due 8/01/2021                                                 5,902
                      AAA      Aaa       6,000       5.50% due 8/01/2024                                                  6,545
                      ---------------------------------------------------------------------------------------------------------
                                                 Oakland, California, GO:
                      AAA      Aaa       2,500       Measure 1, 5.85% due 12/15/2022 (c)                                  2,809
                      AAA      Aaa       1,300       Measure K, Series C, 5.80% due 12/15/2018 (g)                        1,459
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       7,105   Oakland, California, Joint Powers Financing Authority, Lease
                                                 Revenue Bonds (Oakland Administration Buildings), 5.75%
                                                 due 8/01/2021 (a)                                                        7,883


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003      9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
                      Ratings  Ratings  Amount   Municipal Bonds                                                         Value
===============================================================================================================================
California (continued)
-------------------------------------------------------------------------------------------------------------------------------
                      AAA      Aaa     $ 3,705   Oakland, California, Unified School District, GO (Alameda
                                                 County), Series F, 5.625% due 8/01/2020 (g)                           $  4,174
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       5,750   Palm Desert, California, Financing Authority, Tax Allocation
                                                 Revenue Refunding Bonds (Project Area Number 1), 5.45%
                                                 due 4/01/2018 (g)                                                        6,377
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       1,000   Palm Springs, California, COP, Refunding (Multiple Capital
                                                 Facilities Project), 5.75% due 4/01/2017 (a)                             1,126
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       4,000   Pittsburg, California, Public Financing Authority, Water Revenue
                                                 Bonds, 5.50% due 6/01/2027 (g)                                           4,352
                      ---------------------------------------------------------------------------------------------------------
                                                 Pleasanton, California, Unified School District, GO:
                      AAA      Aaa       2,700       Series D, 5.375% due 8/01/2023 (g)                                   2,913
                      AAA      Aaa       9,100       Series E, 5.50% due 8/01/2025 (c)                                    9,886
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,000   Port Oakland, California, Port Revenue Bonds, AMT, Series G, 5.375%
                                                 due 11/01/2025 (g)                                                       2,071
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       5,000   Port Oakland, California, Port Revenue Refunding Bonds, Series I,
                                                 5.40% due 11/01/2017 (g)                                                 5,514
                      ---------------------------------------------------------------------------------------------------------
                                                 Port Oakland, California, Revenue Bonds, AMT, Series K (c):
                      AAA      Aaa       3,500       5.75% due 11/01/2014                                                 3,933
                      AAA      Aaa      17,120       5.75% due 11/01/2029                                                18,577
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa      25,355   Port Oakland, California, Revenue Refunding Bonds, AMT, Series L,
                                                 5.375% due 11/01/2027 (c)                                               26,514
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       4,310   Poway, California, Unified School District, School Facilities
                                                 Improvement, GO (Election of 2002), Series 1-A, 2% due 8/01/2005 (g)     4,363
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,205   Richmond, California, Joint Powers Financing Authority, Tax
                                                 Allocation Revenue Bonds, Series A, 5.50% due 9/01/2018 (g)              2,460
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa      10,825   Sacramento, California, Municipal Utility District, Electric
                                                 Revenue Refunding Bonds, Series L, 5.125% due 7/01/2022 (g)             11,472
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       3,500   Sacramento, California, Power Authority Revenue Bonds (Cogeneration
                                                 Project), 5.875% due 7/01/2015 (g)                                       3,885
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       1,700   Sacramento County, California, Airport System Revenue Bonds,
                                                 Series A, 5.25% due 7/01/2017 (f)                                        1,869
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       5,440   San Bernardino, California, Joint Powers Financing Authority, Lease
                                                 Revenue Bonds (Department of Transportation Lease), Series A, 5.50%
                                                 due 12/01/2020 (g)                                                       5,913
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       5,000   San Bernardino, California, Joint Powers Financing Authority, Tax
                                                 Allocation Revenue Refunding Bonds, Series A, 5.75%
                                                 due 10/01/2025 (f)                                                       5,436
                      ---------------------------------------------------------------------------------------------------------
                      AAA      NR*       1,480   San Bernardino County, California, COP, Refunding (Medical Center
                                                 Financing Project), 5.50% due 8/01/2019 (g)                              1,540
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       5,055   San Diego, California, Public Facilities Financing Authority, Sewer
                                                 Revenue Bonds, Series A, 5.25% due 5/15/2027 (c)                         5,346
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       4,865   San Diego, California, Unified School District, GO (Election 1998),
                                                 Series E, 5% due 7/01/2028 (f)                                           4,998
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,000   San Diego County, California, COP (North County Regional Center
                                                 Expansion), 5.25% due 11/15/2019 (a)                                     2,176
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       5,000   San Francisco, California, Bay Area Rapid Transit District, Revenue
                                                 Refunding Bonds (BART SFO Extension), Series A, 4.875%
                                                 due 6/15/2009 (a)                                                        5,080
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       6,795   San Francisco, California, Bay Area Rapid Transit District, Sales
                                                 Tax Revenue Bonds, 5.50% due 7/01/2026 (c)                               7,386
                      ---------------------------------------------------------------------------------------------------------
                                                 San Francisco, California, City and County Airport Commission,
                                                 International Airport Revenue Bonds, AMT, Second Series:
                      AAA      Aaa       5,830       Issue 10A, 5.50% due 5/01/2013 (g)                                   6,367
                      AAA      Aaa       5,750       Issue 12-A, 5.80% due 5/01/2021 (c)                                  6,204
                      AAA      Aaa       6,430       Issue 24A, 5.50% due 5/01/2024 (f)                                   6,767


10      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
                      Ratings  Ratings  Amount   Municipal Bonds                                                         Value
===============================================================================================================================
California (concluded)
-------------------------------------------------------------------------------------------------------------------------------
                                                 San Francisco, California, City and County Public Utilities
                                                 Commission, Clean Water Revenue Refunding Bonds, Series A (g):
                      AAA      Aaa     $13,520       3% due 10/01/2006                                                 $ 14,046
                      AAA      Aaa       8,390       3% due 10/01/2007                                                    8,729
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       4,000   San Francisco, California, City and County Settlement Obligation
                                                 Revenue Refunding Bonds, Series R1, 2.50% due 3/15/2007 (f)              4,097
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       8,900   San Francisco, California, State Building Authority, Lease Revenue
                                                 Bonds (San Francisco Civic Center Complex), Series A, 5.25%
                                                 due 12/01/2021 (a)                                                       9,589
                      ---------------------------------------------------------------------------------------------------------
                      A        A3        2,140   San Jose, California, Redevelopment Agency, Tax Allocation Bonds
                                                 (Merged Area Redevelopment Project), 5.25% due 8/01/2029                 2,183
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa      18,100   San Jose, California, Redevelopment Agency, Tax Allocation
                                                 Refunding Bonds, DRIVERS, Series 158, 9.40% due 8/01/2014 (b)(g)        18,949
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,000   San Jose--Santa Clara, California, Water Financing Authority,
                                                 Sewer Revenue Bonds, Series A, 5.375% due 11/15/2020 (c)                 2,143
                      ---------------------------------------------------------------------------------------------------------
                                                 San Juan, California, Unified School District, GO (c):
                      AAA      Aaa       3,955       5.625% due 8/01/2018                                                 4,491
                      AAA      Aaa       3,830       5.625% due 8/01/2019                                                 4,336
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       5,000   San Mateo--Foster City, California, School District, GO, 5.30%
                                                 due 8/01/2029 (c)                                                        5,317
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa      14,000   Santa Clara, California, Redevelopment Agency, Tax Allocation
                                                 Bonds (Bayshore North Project), Series A, 5.50% due 6/01/2023 (a)       15,321
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       6,205   Santa Clara County, California, East Side Union High School
                                                 District, GO, Series E, 5% due 9/01/2022 (c)(k)                          6,618
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       9,750   Santa Clara County, California, Financing Authority, Lease Revenue
                                                 Refunding Bonds, Series A, 5% due 11/15/2022 (a)                        10,213
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       9,000   Santa Fe Springs, California, Community Development, Commission
                                                 Tax Allocation Refunding Bonds (Consolidated Redevelopment Project),
                                                 Series A, 5% due 9/01/2022 (g)                                           9,401
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       5,110   Santa Monica, California, Redevelopment Agency, Tax Allocation
                                                 Bonds (Earthquake Recovery Redevelopment Project), 6%
                                                 due 7/01/2029 (a)                                                        5,891
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       1,000   Southeast Resource Recovery Facilities Authority, California,
                                                 Lease Revenue Refunding Bonds, Series A, 4% due 12/01/2005 (a)           1,050
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa      13,250   Tracy, California, Area Public Facilities Financing Agency, Special
                                                 Tax Refunding Bonds (Community Facilities District Number 87-1),
                                                 Series H, 5.875% due 10/01/2019 (g)                                     14,812
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       6,655   Turlock, California, Public Finance Authority, Sewer Revenue Bonds,
                                                 Series A, 5% due 9/15/2033 (c)                                           6,819
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       7,475   University of California, COP, Series A, 5.25% due 11/01/2024 (a)        7,914
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa       9,875   University of California, Hospital Revenue Bonds (University of
                                                 California Medical Center), 5.75% due 7/01/2006 (a)(i)                  10,981
                      ---------------------------------------------------------------------------------------------------------
                      AAA      NR*       1,410   University of California Revenue Bonds, Series K, 5.25%
                                                 due 9/01/2024 (c)                                                        1,492
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa      16,000   University of California Revenue Refunding Bonds (Multiple Purpose
                                                 Projects), Series E, 5.125% due 9/01/2020 (g)                           17,066
                      ---------------------------------------------------------------------------------------------------------
                      BBB+     A2        1,225   Vernon, California, Electric System Revenue Bonds (Malburg
                                                 Generating Station Project), 5.375% due 4/01/2018                        1,259
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa      10,000   Vista, California, Unified School District, GO, Series A, 5.25%
                                                 due 8/01/2025 (f)                                                       10,543
                      ---------------------------------------------------------------------------------------------------------
                      AAA      NR*       6,690   West Contra Costa, California, Unified School District, GO,
                                                 Series B, 5% due 8/01/2032 (f)                                           6,841


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003     11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                      S&P      Moody's  Face
                      Ratings  Ratings  Amount   Municipal Bonds                                                       Value
===============================================================================================================================
Puerto Rico--4.3%
-------------------------------------------------------------------------------------------------------------------------------
                      AAA      Aaa     $ 5,825   Puerto Rico Commonwealth, GO, Public Improvement, 5.75%
                                                 due 7/01/2026 (g)(i)                                                $    6,806
                      ---------------------------------------------------------------------------------------------------------
                      A        Baa1      7,670   Puerto Rico Commonwealth Highway and Transportation Authority,
                                                 Transportation Revenue Bonds, Series B, 6% due 7/01/2026                 8,159
                      ---------------------------------------------------------------------------------------------------------
                      AAA      Aaa      11,015   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
                                                 HH, 5.30% due 7/01/2020 (f)                                             12,156
                      ---------------------------------------------------------------------------------------------------------
                                                 Total Municipal Bonds (Cost--$932,974)--159.2%                       1,004,088
                      ---------------------------------------------------------------------------------------------------------

===============================================================================================================================
                                        Shares
                                        Held     Short-Term Securities
===============================================================================================================================
                                            25   CMA California Municipal Money Fund**                                       25
                      ---------------------------------------------------------------------------------------------------------
                                                 Total Short-Term Securities (Cost--$25)--0.0%                               25
===============================================================================================================================
                      Total Investments (Cost--$932,999)--159.2%                                                      1,004,113

                      Other Assets Less Liabilities--2.6%                                                                16,649

                      Preferred Stock at Redemption Value--(61.8%)                                                     (390,066)
                                                                                                                      ---------
                      Net Assets Applicable to Common Stock--100.0%                                                   $ 630,696
                                                                                                                      =========

(a)   AMBAC Insured.
(b) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2003.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   Connie Lee Insured.
(f)   FSA Insured.
(g)   MBIA Insured.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2003.
(i)   Prerefunded.
(j)   Radian Insured.
(k)   Escrowed to maturity.
+     Highest short-term rating by Moody's Investors Service, Inc.
*     Not Rated.
** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                        Net             Dividend
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      CMA California Municipal Money Fund                7                 $2
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003

Statement of Net Assets

As of December 31, 2003
========================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$932,998,884) ............                     $1,004,112,706
                   Cash .............................................................                             81,242
                   Receivables:
                      Interest ......................................................    $  15,029,072
                      Securities sold ...............................................        2,025,068
                      Dividends from affiliates .....................................              549        17,054,689
                                                                                         -------------
                   Prepaid expenses .................................................                             20,591
                                                                                                          --------------
                   Total assets .....................................................                      1,021,269,228
                                                                                                          --------------
========================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Dividends to Common Stock shareholders ........................          307,193
                      Investment adviser ............................................           57,295
                      Other affiliates ..............................................           10,304           374,792
                                                                                         -------------
                   Accrued expenses .................................................                            132,705
                                                                                                          --------------
                   Total liabilities ................................................                            507,497
                                                                                                          --------------
========================================================================================================================
Preferred Stock
------------------------------------------------------------------------------------------------------------------------
                   Preferred Stock, at redemption value, par value $.10 per share
                     (1,920 Class A Shares, 3,880 Class B Shares, 3,200 Class C
                     Shares, 2,960 Class D Shares and 3,640 Class E Shares of AMPS*
                     issued and outstanding at $25,000 per share liquidation preference)                     390,065,506
                                                                                                          --------------
========================================================================================================================
Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock ............................                     $  630,696,225
                                                                                                          ==============
========================================================================================================================
Analysis of Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------
                   Common Stock, par value $.10 per share (40,657,301 shares issued
                     and outstanding) ...............................................                     $    4,065,730
                   Paid-in capital in excess of par .................................                        599,718,612
                   Undistributed investment income--net .............................    $   9,383,374
                   Accumulated realized capital losses on investments--net ..........      (53,585,313)
                   Unrealized appreciation on investments--net ......................       71,113,822
                                                                                         -------------
                   Total accumulated earnings--net ..................................                         26,911,883
                                                                                                          --------------
                   Total--Equivalent to $15.51 net asset value per share of Common
                     Stock (market price--$14.57) ...................................                     $  630,696,225
                                                                                                          ==============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003     13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended December 31, 2003
========================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------
                   Interest .........................................................                      $  24,852,208
                   Dividends from affiliates ........................................                              2,292
                                                                                                           -------------
                   Total income .....................................................                         24,854,500
                                                                                                           -------------
========================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees .........................................    $   2,802,631
                   Commission fees ..................................................          523,368
                   Accounting services ..............................................          147,705
                   Transfer agent fees ..............................................           50,021
                   Professional fees ................................................           34,634
                   Custodian fees ...................................................           26,164
                   Printing and shareholder reports .................................           23,819
                   Directors' fees and expenses .....................................           17,665
                   Listing fees .....................................................           15,469
                   Pricing fees .....................................................           14,163
                   Other ............................................................           34,184
                                                                                         -------------
                   Total expenses before reimbursement ..............................        3,689,823
                   Waiver and reimbursement of expenses .............................         (200,066)
                                                                                         -------------
                   Total expenses after reimbursement ...............................                          3,489,757
                                                                                                           -------------
                   Investment income--net ...........................................                         21,364,743
                                                                                                           -------------
========================================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
------------------------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net ................................                          1,029,770
                   Change in unrealized appreciation on investments--net ............                         (2,905,728)
                                                                                                           -------------
                   Total realized and unrealized loss on investments--net ...........                         (1,875,958)
                                                                                                           -------------
========================================================================================================================
Dividends to Preferred Stock Shareholders
------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ...........................................                         (1,579,561)
                                                                                                           -------------
                   Net Increase in Net Assets Resulting from Operations .............                      $  17,909,224
                                                                                                           =============

      See Notes to Financial Statements.


14      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003

Statements of Changes in Net Assets

                                                                                          For the Six         For the
                                                                                          Months Ended       Year Ended
                                                                                          December 31,        June 30,
Increase (Decrease) in Net Assets:                                                            2003              2003
========================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ...........................................    $  21,364,743     $  44,115,056
                   Realized gain (loss) on investments--net .........................        1,029,770        (4,042,549)
                   Change in unrealized appreciation on investments--net ............       (2,905,728)       29,954,952
                   Dividends to Preferred Stock shareholders ........................       (1,579,561)       (4,030,047)
                                                                                         -------------------------------
                   Net increase in net assets resulting from operations .............       17,909,224        65,997,412
                                                                                         -------------------------------
========================================================================================================================
Dividends to Common Stock Shareholders
------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ...........................................      (18,783,673)      (36,998,144)
                                                                                         -------------------------------
                   Net decrease in net assets resulting from dividends to
                     Common Stock shareholders ......................................      (18,783,673)      (36,998,144)
                                                                                         -------------------------------
========================================================================================================================
Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets applicable to Common Stock         (874,449)       28,999,268
                   Beginning of period ..............................................      631,570,674       602,571,406
                                                                                         -------------------------------
                   End of period* ...................................................    $ 630,696,225     $ 631,570,674
                                                                                         ===============================
                      * Undistributed investment income--net ........................    $   9,383,374     $   8,381,865
                                                                                         ===============================

      See Notes to Financial Statements.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003     15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived             For the Six
from information provided in the financial statements.                Months Ended            For the Year Ended June 30,
                                                                      December 31,   ---------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2003          2003         2002        2001+       2000+
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
          Net asset value, beginning of period .....................   $  15.53      $  14.82     $  14.46    $  13.31    $  14.38
                                                                       -----------------------------------------------------------
          Investment income--net ...................................        .53@         1.09@        1.10@       1.10@       1.11
          Realized and unrealized gain (loss) on
            investments--net .......................................       (.05)          .63          .30        1.17       (1.03)
          Dividends and distributions to Preferred
            Stock shareholders:
             Investment income--net ................................       (.04)         (.10)        (.15)       (.33)       (.34)
             Realized gain on investments--net .....................         --            --           --@@        --          --
                                                                       -----------------------------------------------------------
          Total from investment operations .........................        .44          1.62         1.25        1.94        (.26)
                                                                       -----------------------------------------------------------
          Less dividends and distributions to Common
            Stock shareholders:
             Investment income--net ................................       (.46)         (.91)        (.89)       (.79)       (.81)
             Realized gain on investments--net .....................         --            --           --@@        --          --
                                                                       -----------------------------------------------------------
          Total dividends and distributions to Common
            Stock shareholders .....................................       (.46)         (.91)        (.89)       (.79)       (.81)
                                                                       -----------------------------------------------------------
          Net asset value, end of period ...........................   $  15.51      $  15.53     $  14.82    $  14.46    $  13.31
                                                                       ===========================================================
          Market price per share, end of period ....................   $  14.57      $  14.85     $  14.19    $  13.18    $12.3125
                                                                       ===========================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
          Based on market price per share ..........................       1.34%@@@     11.45%       14.61%      13.67%       1.06%
                                                                       ===========================================================
          Based on net asset value per share .......................       3.15%@@@     11.60%        9.10%      15.36%      (1.23%)
                                                                       ===========================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
          Total expenses, net of waiver and reimbursement
            and excluding reorganization expenses** ................       1.11%*        1.11%        1.14%       1.13%       1.20%
                                                                       ===========================================================
          Total expenses, excluding reorganization expenses** ......       1.18%*        1.17%        1.20%       1.22%       1.31%
                                                                       ===========================================================
          Total expenses** .........................................       1.18%*        1.17%        1.22%       1.29%       1.50%
                                                                       ===========================================================
          Total investment income--net** ...........................       6.82%*        7.09%        7.41%       7.71%       8.50%
                                                                       ===========================================================
          Amount of dividends to Preferred Stock shareholders ......        .50%*         .65%        1.02%       2.22%       2.66%
                                                                       ===========================================================
          Investment income--net, to Common Stock shareholders .....       6.32%*        6.44%        6.39%       5.49%       5.84%
                                                                       ===========================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common and Preferred Stock**++
----------------------------------------------------------------------------------------------------------------------------------
          Total expenses, net of waiver and reimbursement
            and excluding reorganization expenses ..................        .68%*         .68%         .69%        .67%        .69%
                                                                       ===========================================================
          Total expenses, excluding reorganization expenses ........        .72%*         .72%         .73%        .73%        .75%
                                                                       ===========================================================
          Total expenses ...........................................        .72%*         .72%         .74%        .77%        .86%
                                                                       ===========================================================
          Total investment income--net .............................       4.18%*        4.36%        4.50%       4.60%       4.85%
                                                                       ===========================================================


16      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003

Financial Highlights (concluded)

                                                                For the Six
                                                                Months Ended           For the Year Ended June 30,
The following per share data and ratios have been derived       December 31,   -----------------------------------------------
from information provided in the financial statements.             2003          2003         2002         2001         2000
==============================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock++
------------------------------------------------------------------------------------------------------------------------------
                   Dividends to Preferred Stock shareholders          .80%*        1.03%        1.57%        3.28%        3.54%
                                                                 =============================================================
==============================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock, end
                     of period (in thousands) ...............    $630,696      $631,571     $602,571     $587,924     $468,360
                                                                 =============================================================
                   Preferred Stock outstanding, end of period
                     (in thousands) .........................    $390,000      $390,000     $390,000     $390,000     $341,000
                                                                 =============================================================
                   Portfolio turnover .......................       14.72%        26.99%       41.35%       63.37%      105.22%
                                                                 =============================================================
==============================================================================================================================
Leverage
------------------------------------------------------------------------------------------------------------------------------
                   Asset coverage per $1,000 ................    $  2,617      $  2,619     $  2,545     $  2,507     $  2,373
                                                                 =============================================================
==============================================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
------------------------------------------------------------------------------------------------------------------------------
                   Series A--Investment income--net .........    $     90      $    253     $    362     $    793     $    915
                                                                 =============================================================
                   Series B--Investment income--net .........    $    108      $    269     $    400     $    533     $    830
                                                                 =============================================================
                   Series C--Investment income--net .........    $    105      $    248     $    375     $    812     $    284
                                                                 =============================================================
                   Series D--Investment income--net .........    $    100      $    255     $    400     $    853     $    288
                                                                 =============================================================
                   Series E--Investment income--net .........    $     98      $    262     $    408     $    813     $    314
                                                                 =============================================================

*     Annualized.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
*** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+ Certain prior year amounts have been reclassified to conform to current year presentation.
++ The Fund's Preferred Stock was issued on March 19, 1998 for Series A and Series B; and on March 6, 2000 for Series C, Series D and Series E.
@     Based on average shares outstanding.
@@    Amount is less than $(.01) per share.
@@@   Aggregate total investment return.

      See Notes to Financial Statements.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003     17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

MuniHoldings California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


18      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make net periodic payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended December 31, 2003, FAM earned fees of $2,802,631, of which $197,997 was waived. For the six months ended December 31, 2003, FAM reimbursed the Fund in the amount of $2,069.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") received $1,200 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 2003.

For the six months ended December 31, 2003, the Fund reimbursed FAM $11,073 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2003 were $141,072,320 and $144,942,262, respectively.

Net realized gains for the six months ended December 31, 2003 and net unrealized gains as of December 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                    Realized         Unrealized
                                                      Gains             Gains
--------------------------------------------------------------------------------
Long-term investments ....................        $   585,390        $71,113,822
Financial futures contracts ..............            444,380                 --
                                                  ------------------------------
Total ....................................        $ 1,029,770        $71,113,822
                                                  ==============================

For the six months ended December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $71,458,659, of which $71,865,786 related to appreciated securities and $407,127 related to depreciated securities. The aggregate cost of investments at December 31, 2003 for Federal income tax purposes was $932,654,047.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003     19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at December 31, 2003 were: Series A, 1.05%; Series B, 1.30%; Series C, 1.40%; Series D, 1.40%; and Series E, 1.30%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended December 31, 2003, MLPF&S earned $179,720 as commissions.

5. Capital Loss Carryforward:

On June 30, 2003, the Fund had a net capital loss carryforward of approximately $43,041,548, of which $10,359,976 expires in 2007, $7,894,678 expires in 2008, and $24,786,894 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.079000 per share on January 29, 2004 to shareholders of record on January 16, 2004.


20      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MUC


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003     21

[LOGO] Merrill Lynch Investment Managers

Quality Profile

The quality ratings of securities in the Fund as of December 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               86.3%
AA/Aa ...................................................                2.8
A/A .....................................................                2.9
BBB/Baa .................................................                4.2
NR (Not Rated) ..........................................                 .7
Other+ ..................................................                3.1
--------------------------------------------------------------------------------

+     Temporary investments in short-term variable rate municipal securities.


22      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2003     23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniHoldings California Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal and California income taxes. The Fund seeks to achieve this objective by investing primarily in a portfolio of long-term investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings California Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                #HOLDCA -- 12/03

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Reserved

Item 9 - Controls and Procedures

9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits attached hereto

10(a) - Not Applicable

10(b) - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniHoldings California Insured Fund, Inc.


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            MuniHoldings California Insured Fund, Inc.

        Date: February 23, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            MuniHoldings California Insured Fund, Inc.

        Date: February 23, 2004

        By: /s/ Donald C. Burke
            -------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniHoldings California Insured Fund, Inc.

        Date: February 23, 2004